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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 13, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                            0-27423                            51-0391303
  (State of incorporation)           (Commission File Number)         (IRS Employer Identification No.)


                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                       1 KOZHEVNICHESKY PROEZD, 2ND. FLOOR
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

Exhibits


 DESIGNATION               DESCRIPTION
 -----------               -----------

     99.1 Golden Telecom, Inc. Press Release announcing second quarter 2003 results.


Item 12. Results of Operations and Financial Condition.

         On August 13, 2003, Golden Telecom, Inc. issued a press release announcing second quarter 2003 results. A copy of the press release is attached as Exhibit 99.1.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              GOLDEN TELECOM, INC.
                              (Registrant)

                              By:   /s/  DAVID STEWART
                                  --------------------------------------------
                                  Name:  David Stewart
                                  Title: Chief Financial Officer and Treasurer
                                         (Principal Financial Officer)


Date: August 13, 2003


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                                 EXHIBIT INDEX


 DESIGNATION                 DESCRIPTION
 -----------                 -----------

     99.1 Golden Telecom, Inc. Press Release announcing second quarter 2003 results.